[GRAPHIC]

                                                 Semiannual Report June 30, 2001


Oppenheimer

Money Fund/VA

A Series of Oppenheimer Variable Account Funds


                                               [LOGO]    Oppenheimer Funds(R)
                                                         The Right Way to Invest

--------------------------------------------------------------------------------
Oppenheimer Variable Account Funds -- Oppenheimer Money Fund/VA
--------------------------------------------------------------------------------

================================================================================

Objective

Oppenheimer Money Fund/VA, a series of Oppenheimer Variable Account Funds, seeks maximum current income in money market securities consistent with low capital risk and the maintenance of liquidity. Money market securities may include short-term government securities, certificates of deposit (CDs), bankers' acceptances and commercial paper.

================================================================================

Narrative by Carol E. Wolf, Portfolio Manager

During the six-month period ended June 30, 2001, Oppenheimer Money Fund/VA produced an annualized yield of 5.50% and an annualized yield including the effects of compounding of 5.67%. The Fund's seven-day and compounded seven-day yields on June 30, 2001, were 3.71% and 3.77%, respectively.(1)

     The major effect of the economic environment on a money market fund, such as Oppenheimer Money Fund/VA, is the impact of interest rate changes on its investment strategies. Before the period began, the Federal Reserve Board (the
Fed), which had primarily been concerned with the prospect of inflation in an overheated economy, raised interest rates six times from the second half of 1999 through the first half of 2000. As this deflationary monetary policy succeeded in producing a slight moderation in growth, Fed Chairman Alan Greenspan kept rates steady for the remainder of 2000.

     But the stock market declined sharply in the first quarter of 2001, driven largely by the collapse of the speculative bubble in the technology sector. In addition, eroding consumer confidence and rising unemployment created fear of a full recession. In an effort to revitalize the faltering economy, the Fed reversed its monetary policy in 2001, making six successive short-term cuts, bringing the discount rate down to 3.75% as of June 27, 2001.

     With this drop in interest rates, cash flows into the fund increased as investors sought a safe haven during a period of economic uncertainty. With our expectation of falling rates over the past six months, we chose to invest in securities with relatively longer term maturities to capture their higher yields. As a result, the portfolio's average maturities were extended in the fiscal first half from approximately 47 days to nearly 60 days.

     Commercial paper of high quality financial institutions constituted a significant portion of the holdings of the Fund. Another key investment focus was asset-backed commercial paper. By being proactive in seeking out promising new issuers and by carefully analyzing the structure of the programs, we achieved some additional yield. We also added agency discount notes to the Fund because of their higher relative yield.(2)

     Given the volatility in certain sectors and the vulnerability of issuers to rumors, we have become increasingly selective about the issuers we have included in our portfolio over the past year. In particular, we avoided most investments in the telecommunications and computer industries and limited the maturity of our holdings in unstable areas, such as utilities and banks with large loan exposure to troubled industries. In addition, to minimize risk, we monitored our credits on an ongoing basis. Please note that an investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     As we look to the months ahead, the big question is where the markets will go from here. While the consensus appears to be that the worst is over, we believe that a complete recovery is unlikely for six months to a year. Therefore, we will focus on whether the economy is still relatively weak and whether the Fed is likely to continue to cut rates. And we will maintain our strategy of investing in longer term securities to bolster the Fund's yields, while maintaining our commitment to you, our shareholders, to ensure liquidity and safety.


(1) Compounded yields assume reinvestment of dividends, and do not include charges associated with the separate account products which offer this Fund. Past performance cannot guarantee future results.

(2) The Fund's portfolio is subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


2                           Oppenheimer Money Fund/VA

--------------------------------------------------------------------------------
Statement of Investments June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                                                                     Principal       Value
                                                                                                     Amount          See Note 1
=================================================================================================================================
Certificates of Deposit--10.0%
Bank of Scotland:
3.64%, 9/21/01                                                                                        $5,000,000     $  5,000,000
4.005%, 10/12/01                                                                                       2,500,000        2,500,023
---------------------------------------------------------------------------------------------------------------------------------
Dresdner Bank AG:
5.14%, 8/22/01                                                                                         4,000,000        4,000,000
---------------------------------------------------------------------------------------------------------------------------------
Merita Bank plc, New York:
4.66%, 10/18/01                                                                                        5,000,000        5,000,000
---------------------------------------------------------------------------------------------------------------------------------
Royal Bank of Scotland, New York Branch:
3.61%, 9/28/01                                                                                         5,000,000        5,000,000
---------------------------------------------------------------------------------------------------------------------------------
U.S. Bank NA, Minneapolis:
4.26%, 7/26/01                                                                                         6,000,000        6,000,000
                                                                                                                      -----------
Total Certificates of Deposit (Cost $27,500,023)                                                                       27,500,023
=================================================================================================================================
Direct Bank Obligations--10.9%
---------------------------------------------------------------------------------------------------------------------------------
NATC California LLC:
4.20%, 7/26/01                                                                                         6,000,000        5,982,500
---------------------------------------------------------------------------------------------------------------------------------
National Bank of Commerce, Tennessee:
3.78%, 8/28/01(1)                                                                                      4,000,000        4,000,000
---------------------------------------------------------------------------------------------------------------------------------
Nationwide Building Society:
4.58%, 10/19/01                                                                                        5,000,000        4,930,028
---------------------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada:
5.20%, 7/9/01                                                                                          4,000,000        3,995,378
---------------------------------------------------------------------------------------------------------------------------------
Toronto Dominion Bank:
3.64%, 9/19/01                                                                                         5,000,000        5,000,000
---------------------------------------------------------------------------------------------------------------------------------
UBS Finance (Delaware) LLC:
4.14%, 7/2/01                                                                                          6,100,000        6,099,298
                                                                                                                      -----------
Total Direct Bank Obligations (Cost $30,007,204)                                                                       30,007,204
=================================================================================================================================
Letters of Credit--4.5%
---------------------------------------------------------------------------------------------------------------------------------
Abbey National plc, guaranteeing commercial paper of Abbey National North America:
3.57%, 9/25/01                                                                                         7,400,000        7,336,890
---------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc, guaranteeing commercial paper of Banco del Istmo SA:
4.24%, 7/30/01                                                                                         5,000,000        4,982,922
                                                                                                                      -----------
Total Letters of Credit (Cost $12,319,812)                                                                             12,319,812
=================================================================================================================================
Short-Term Notes--64.0%
---------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.8%
BAE Systems Holdings, Inc.:
3.60%, 8/29/01(2)                                                                                      5,000,000        4,970,500
---------------------------------------------------------------------------------------------------------------------------------
Asset-Backed--24.9%
Aspen Funding Corp.:
3.93%, 8/15/01(2)                                                                                      5,000,000        4,975,438
---------------------------------------------------------------------------------------------------------------------------------
BILLS Securitization Ltd.:
4.85%, 8/24/01                                                                                         2,500,000        2,481,813
---------------------------------------------------------------------------------------------------------------------------------
Breeds Hill Capital Co. LLC, Series A:
5.25%, 7/23/01(2)                                                                                      2,500,000        2,491,979


                            Oppenheimer Money Fund/VA                          3

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                                                                     Principal        Value
                                                                                                     Amount           See Note 1
---------------------------------------------------------------------------------------------------------------------------------
Asset-Backed (continued)
Charta Corp.:
4.62%, 7/10/01(2)                                                                                     $5,000,000     $  4,994,225
---------------------------------------------------------------------------------------------------------------------------------
Check Point Charlie, Inc.:
3.86%, 9/4/01(2)                                                                                       3,000,000        2,979,092
---------------------------------------------------------------------------------------------------------------------------------
Corporate Receivables Corp.:
4.60%, 7/18/01                                                                                         6,000,000        5,986,967
---------------------------------------------------------------------------------------------------------------------------------
CXC, Inc.:
3.75%, 8/21/01(2)                                                                                      2,000,000        1,989,375
---------------------------------------------------------------------------------------------------------------------------------
Galaxy Funding, Inc.:
4.64%, 7/19/01(2)                                                                                      4,000,000        3,990,720
5.05%, 8/17/01(2)                                                                                      2,500,000        2,483,517
---------------------------------------------------------------------------------------------------------------------------------
GOVCO, Inc.:
3.74%, 9/13/01(2)                                                                                      3,500,000        3,473,596
---------------------------------------------------------------------------------------------------------------------------------
Greyhawk Funding LLC:
3.88%, 8/29/01(2)                                                                                      3,000,000        2,980,923
---------------------------------------------------------------------------------------------------------------------------------
Lexington Parker Capital Co. LLC:
5.23%, 7/20/01(2)                                                                                      2,000,000        1,994,479
---------------------------------------------------------------------------------------------------------------------------------
Moriarty Ltd.:
4.66%, 7/18/01(2)                                                                                      3,500,000        3,492,265
5.32%, 7/16/01(2)                                                                                      3,000,000        2,993,350
---------------------------------------------------------------------------------------------------------------------------------
Scaldis Capital LLC:
3.80%, 9/10/01(2)                                                                                      5,000,000        4,962,528
---------------------------------------------------------------------------------------------------------------------------------
Sheffield Receivables Corp.:
3.94%, 11/21/01(2)                                                                                     3,000,000        2,953,048
4.01%, 7/2/01(2)                                                                                       3,500,000        3,499,610
---------------------------------------------------------------------------------------------------------------------------------
Victory Receivables Corp.:
4.02%, 8/17/01(2)                                                                                      6,000,000        5,968,510
---------------------------------------------------------------------------------------------------------------------------------
VVR Funding LLC:
4%, 7/31/01(2)                                                                                         3,829,000        3,816,237
                                                                                                                      -----------
                                                                                                                       68,507,672
---------------------------------------------------------------------------------------------------------------------------------
Broker/Dealers--7.4%
Banc of America Securities LLC:
4.325%, 7/2/01(1)                                                                                      5,000,000        5,000,000
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group LP, Promissory Note:
3.76%, 12/13/01(3)                                                                                     2,000,000        2,000,000
5.21%, 8/13/01(3)                                                                                      5,000,000        5,000,000
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Series B:
3.996%, 7/5/01(1)                                                                                      4,500,000        4,499,980
---------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co. (Masternote Facility):
4%, 11/30/01(1)                                                                                        4,000,000        4,000,000
                                                                                                                      -----------
                                                                                                                       20,499,980
---------------------------------------------------------------------------------------------------------------------------------
Commercial Finance--2.9%
CIT Group, Inc.:
4.02%, 8/8/01                                                                                          3,000,000        2,987,270
---------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Series J:
4.19%, 6/7/02(1)                                                                                       5,000,000        4,998,610
                                                                                                                      -----------
                                                                                                                        7,985,880


4                           Oppenheimer Money Fund/VA

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                                                                     Principal       Value
                                                                                                     Amount          See Note 1
---------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--1.8%
American Express Credit Corp.:
4%, 8/31/01                                                                                           $5,000,000    $  4 ,966,111
---------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--2.5%
General Electric Capital Corp.:
4.95%, 9/10/01                                                                                         3,000,000        2,970,713
---------------------------------------------------------------------------------------------------------------------------------
Household Finance Corp.:
4%, 12/7/01(1)                                                                                         4,000,000        4,000,000
                                                                                                                      -----------
                                                                                                                        6,970,713
---------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--2.4%
American Home Products:
3.95%, 8/9/01(2)                                                                                       3,500,000        3,485,023
4%, 7/12/01(2)                                                                                         3,000,000        2,996,333
                                                                                                                      -----------
                                                                                                                        6,481,356
---------------------------------------------------------------------------------------------------------------------------------
Insurance--8.1%
AIG Life Insurance Co.:
4.05%, 5/31/02(1)(3)                                                                                   3,000,000        3,000,000
---------------------------------------------------------------------------------------------------------------------------------
American General Corp.:
3.61%, 9/17/01                                                                                         5,000,000        4,960,892
---------------------------------------------------------------------------------------------------------------------------------
ING America Insurance Holdings, Inc.:
3.595%, 10/24/01                                                                                       5,000,000        4,942,580
---------------------------------------------------------------------------------------------------------------------------------
Metropolitan Life Insurance Co.:
4.106%, 7/1/01(1)                                                                                      3,500,000        3,500,000
---------------------------------------------------------------------------------------------------------------------------------
Pacific Life Insurance Co.:
4.076%, 7/1/01(1)(3)                                                                                   4,000,000        4,000,000
---------------------------------------------------------------------------------------------------------------------------------
Travelers Insurance Co.:
4.076%, 9/14/01(1)(3)                                                                                  2,000,000        2,000,000
                                                                                                                      -----------
                                                                                                                       22,403,472
---------------------------------------------------------------------------------------------------------------------------------
Metals/Mining--1.5%
Rio Tinto America, Inc. (gtd. by Rio Tinto plc & Rio Tinto Ltd.):
3.74%, 8/17/01(2)                                                                                      2,000,000        1,990,234
4.66%, 7/12/01                                                                                         2,000,000        1,997,152
                                                                                                                      -----------
                                                                                                                        3,987,386
---------------------------------------------------------------------------------------------------------------------------------
Photography--0.9%
Eastman Kodak Co.:
4.72%, 7/10/01                                                                                         2,500,000        2,497,050
---------------------------------------------------------------------------------------------------------------------------------
Special Purpose Financial--6.9%
K2 (USA) LLC:
3.95%, 11/20/01(2)                                                                                     5,000,000        4,922,097
---------------------------------------------------------------------------------------------------------------------------------
Lone Star Funding LLC:
3.65%, 9/21/01(3)                                                                                      4,000,000        3,966,744
---------------------------------------------------------------------------------------------------------------------------------
MONET Trust, Series 2000-1:
3.77%, 9/27/01(1)(3)                                                                                   1,000,000        1,000,000
---------------------------------------------------------------------------------------------------------------------------------
Sigma Finance, Inc.:
4.67%, 7/6/01(2)                                                                                       5,000,000        4,996,757
5.05%, 8/16/01(2)                                                                                      2,000,000        1,989,139


                           Oppenheimer Money Fund/VA                           5

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                                                                     Principal       Value
                                                                                                     Amount          See Note 1
---------------------------------------------------------------------------------------------------------------------------------
Special Purpose Financial (continued)
Zurich Trust Certificates, Series ZTC-2T:
3.89%, 7/24/01(1)(3)                                                                                  $2,000,000     $  2,000,000
                                                                                                                     ------------
                                                                                                                       18,874,737
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications: Technology--2.9%
Cingular Wireless LLC:
3.80%, 9/10/01(2)                                                                                      3,000,000        2,978,227
3.83%, 9/7/01(2)                                                                                       5,000,000        4,964,489
                                                                                                                     ------------
                                                                                                                        7,942,716
                                                                                                                     ------------
Total Short-Term Notes (Cost $176,087,573)                                                                            176,087,573
=================================================================================================================================
U.S. Government Agencies--8.8%
---------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank:
4.81%, 8/17/01                                                                                         4,069,000        4,043,448
6%, 11/15/01                                                                                           5,500,000        5,540,334
---------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.15%, 5/15/02                                                                                         5,000,000        4,996,094
---------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.625%, 10/15/01                                                                                       4,700,000        4,708,328
6.73%, 8/23/01                                                                                         5,000,000        5,013,504
                                                                                                                     ------------
Total U.S. Government Agencies (Cost $24,301,708)                                                                      24,301,708
---------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $270,216,320)                                                             98.2%     270,216,320
---------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                              1.8        5,039,733
                                                                                                     -----------     ------------
Net Assets                                                                                                 100.0%    $275,256,053
                                                                                                     ===========     ============


Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

(1) Represents the current interest rate for a variable rate security.

(2) Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $93,331,691 or 33.91% of the Fund's net assets and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

(3) Identifies issues considered to be illiquid or restricted--See Note 4 of Notes to Financial Statements.


See accompanying Notes to Financial Statements.


6                          Oppenheimer Money Fund/VA

--------------------------------------------------------------------------------
Statement of Assets and Liabilitites June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Assets
Investments, at value (Cost $270,216,320)--see accompanying statement             $270,216,320
----------------------------------------------------------------------------------------------
Cash                                                                                    37,379
----------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                   4,789,607
Interest                                                                               680,414
Other                                                                                   33,282
                                                                                  ------------
Total assets                                                                       275,757,002

==============================================================================================
Liabilities
Payables and other liabilities:
Dividends                                                                              367,781
Shares of beneficial interest redeemed                                                  75,445
Shareholder reports                                                                     43,376
Trustees' compensation                                                                     529
Other                                                                                   13,818
                                                                                  ------------
Total liabilities                                                                      500,949

==============================================================================================
Net Assets                                                                        $275,256,053
                                                                                  ============
==============================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                        $    275,264
----------------------------------------------------------------------------------------------
Additional paid-in capital                                                         274,989,073
----------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                         (8,284)
                                                                                  ------------
Net assets--applicable to 275,264,358 shares of beneficial interest outstanding   $275,256,053
                                                                                  ============
==============================================================================================
Net Asset Value, Redemption Price and Offering Price Per Share                    $       1.00
                                                                                  ============


See accompanying Notes to Financial Statements.


                           Oppenheimer Money Fund/VA                           7

--------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


==============================================================================================
Investment Income
Interest                                                                            $6,618,976
==============================================================================================
Expenses
Management fees                                                                        559,171
----------------------------------------------------------------------------------------------
Shareholder reports                                                                     47,876
----------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                              8,748
----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                              2,108
----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                            1,641
----------------------------------------------------------------------------------------------
Trustees' compensation                                                                     868
----------------------------------------------------------------------------------------------
Other                                                                                   32,460
                                                                                    ----------
Total expenses                                                                         652,872
Less reduction to custodian expenses                                                    (1,999)
                                                                                    ----------
Net expenses                                                                           650,873
==============================================================================================
Net Investment Income                                                                5,968,103
==============================================================================================
Net Realized Gain (Loss) on Investments                                                  5,940
==============================================================================================
Net Increase in Net Assets Resulting from Operations                                $5,974,043
                                                                                    ==========


See accompanying Notes to Financial Statements.


8                           Oppenheimer Money Fund/VA

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                  Six Months Ended   Year Ended
                                                                                                  June 30, 2001      December 31,
                                                                                                  (Unaudited)        2000
=================================================================================================================================
Operations
Net investment income (loss)                                                                          $  5,968,103   $ 12,227,808
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                                     5,940          2,584
                                                                                                      ------------   ------------
Net increase (decrease) in net assets resulting from operations                                          5,974,043     12,230,392
=================================================================================================================================
Dividends and/or Distributions to Shareholders                                                          (5,968,103)   (12,227,808)
=================================================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions                   59,479,097     14,702,775
=================================================================================================================================
Net Assets
Total increase                                                                                          59,485,037     14,705,359
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                    215,771,016    201,065,657
                                                                                                      ------------   ------------
End of period                                                                                         $275,256,053   $215,771,016
                                                                                                      ============   ============


See accompanying Notes to Financial Statements.


                           Oppenheimer Money Fund/VA                           9

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                          Six Months Ended
                                          June 30, 2001       Year Ended December 31,
                                          (Unaudited)         2000         1999        1998          1997         1996
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period          $   1.00        $   1.00     $   1.00    $   1.00      $   1.00     $   1.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain            .02             .06          .05         .05           .05          .05
Dividends and/or distributions
to shareholders                                   (.02)           (.06)        (.05)       (.05)         (.05)        (.05)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $   1.00        $   1.00     $   1.00    $   1.00      $   1.00     $   1.00
                                              ========        ========     ========    =========     ========     ========
==========================================================================================================================
Total Return(1)                                   2.44%           6.26%        4.96%       5.25%         5.31%        5.13%
==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)      $275,256        $215,771     $201,066    $151,799      $126,782     $129,719
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $250,951        $204,586     $166,727    $137,633      $133,707     $ 99,263
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                             4.80%           5.98%        4.87%       5.12%         5.19%        5.01%
Expenses                                          0.52%           0.51%        0.48%       0.50%(3)      0.48%(3)     0.49%(3)

(1) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(2) Annualized for periods of less than one full year.

(3) Expense ratio reflects the reduction to custodian expenses.


See accompanying Notes to Financial Statements.


10                          Oppenheimer Money Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------


================================================================================

1. Significant Accounting Policies

Oppenheimer Money Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

--------------------------------------------------------------------------------

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                    Six Months Ended June 30, 2001            Year Ended December 31, 2000
                                                    -------------------------------------    ---------------------------------
                                                    Shares              Amount               Shares             Amount
------------------------------------------------------------------------------------------------------------------------------
Sold                                                 455,170,102        $ 455,170,102         668,734,451        $ 668,734,451
Dividends and/or distributions reinvested              5,812,830            5,812,830          12,474,728           12,474,728
Redeemed                                            (401,503,835)        (401,503,835)       (666,506,404)        (666,506,404)
                                                    ------------        -------------        ------------        -------------
Net increase (decrease)                               59,479,097        $  59,479,097          14,702,775        $  14,702,775
                                                    ============        =============        ============        =============


                           Oppenheimer Money Fund/VA                          11

--------------------------------------------------------------------------------
Notes to Finanical Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================

3. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the six months ended June 30, 2001, was an annualized rate of 0.45%.

--------------------------------------------------------------------------------

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.

================================================================================

4. Illiquid or Restricted Securities

As of June 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2001, was $22,966,744, which represents 8.34% of the Fund's net assets, of which $2,000,000 is considered restricted. Information concerning restricted securities is as follows:

                                                                   Valuation Per
                                 Acquisition       Cost Per        Unit as of
Security                         Date              Unit            June 30, 2001
--------------------------------------------------------------------------------
Short-Term Notes
----------------
Travelers Insurance Co.          9/15/00           $1.00           $1.00


12                          Oppenheimer Money Fund/VA

--------------------------------------------------------------------------------
Oppenheimer Money Fund/VA
--------------------------------------------------------------------------------


A Series of Oppenheimer Variable Account Funds

================================================================================

Officers and Trustees     James C. Swain, Trustee, CEO and Chairman of the Board
                          Bridget A. Macaskill, Trustee and President
                          William L. Armstrong, Trustee
                          Robert G. Avis, Trustee
                          George C. Bowen, Trustee
                          Edward L. Cameron, Trustee
                          Jon S. Fossel, Trustee
                          Sam Freedman, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          F. William Marshall, Jr., Trustee
                          Barry Weiss, Vice President
                          Carol E. Wolf, Vice President
                          Andrew J. Donohue, Vice President and Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

================================================================================

Investment Advisor          OppenheimerFunds, Inc.

================================================================================

Transfer Agent              OppenheimerFunds Services

================================================================================

Custodian of                The Bank of New York
Portfolio Securities

================================================================================

Independent Auditors        Deloitte & Touche LLP

================================================================================

Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.

                            The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                            For more complete information about Oppenheimer Money Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

                            (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


                            Oppenheimer Money Fund/VA                         13